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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): July 3, 1997



                      THORNBURG MORTGAGE ASSET CORPORATION
             (Exact name of registrant as specified in its charter)


        MARYLAND                    011-11914                   85-0404134
    (State or other                (Commission               (I.R.S. Employer
     jurisdiction                  File Number)             Identification No.)
   of incorporation)


              119 EAST MARCY STREET
               SANTA FE, NEW MEXICO                        87501
     (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (505) 989-1900



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         (Former name or former address, if changed since last report.)

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ITEM 5  OTHER EVENTS.

        On July 3, 1997, in connection with the Company's registration statement, No. 333-16799 (the "Registration Statement"), a Press Release was issued announcing the filing of the prospectus supplement with the Securities and Exchange Commission for the public offering of 2,000,000 shares of common stock.

        A form of the Press Release has been filed as an exhibit to this report and is incorporated by reference herein. This report, including the Press Release filed as an exhibit hereto, is incorporated by reference into the Registration Statement.

ITEM 7(c)  EXHIBITS.

        The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

EXHIBIT        NAME OF EXHIBIT
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 99.0          Press Release dated July 3, 1997
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THORNBURG MORTGAGE ASSET CORPORATION

Date: July 3, 1997                     By:  /s/ RICHARD STORY
                                           -------------------------------------
                                           Richard P. Story
                                           Chief Financial Officer and Treasurer
                                           (Principal Accounting Officer)
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER          NAME OF EXHIBIT
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 99.0           Press Release dated July 3, 1997